                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  April 30, 2002


                                    KFX INC.
                                    --------
             (Exact name of Registrant as specified in its charter)

         Delaware                     0-23634                 84-1079971
         --------                     -------                 ----------
(State or other jurisdiction    Commission File Number      IRS Employer
 of incorporation or                                    Identification Number
 organization)

         3300 East 1/st/ Avenue, Suite 290
              Denver, Colorado, USA                           80206
 ------------------------------------------------         --------------
    (Address of principal executive offices)                (Zip Code)

                                (303) 293-2992
                                --------------
                        (Registrant's telephone number,
                             including area code)

                                not applicable
                              ------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

This Form 8-K/A amends the Form 8-K dated April 30, 2002 and filed on May 7, 2002 by KFx Inc. ("KFx"). The Form 8-K stated the following in Item 5. Other
Events:

     "In addition the Addendum allows, at the option of the investors and anytime prior to July 31, 2002, on the same terms, the investors to have the right to purchase up to an additional $4 million of common stock and to receive an equivalent amount of warrants on a pro rata basis."

This Form 8-K/A is being filed solely to change the above statement to read as follows:

     "In addition the Addendum allows, at the option of the investors and anytime prior to July 31, 2002, on the same terms, the investors to have the right to purchase up to an additional $9 million of common stock and to receive an equivalent amount of warrants on a pro rata basis."

All other items in the Form 8-K remain unchanged and are not being amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 20, 2002                 KFx Inc.
                                    (Registrant)
                                    By:
                                    /s/ Patrick S. Flaherty
                                    -----------------------
                                    Patrick S. Flaherty
                                    Vice President-Finance and Chief Financial
                                    Officer